                                                                   EXHIBIT 10.21


                           MASTER FRANCHISE AGREEMENT


                                    BETWEEN:



                      KENTUCKY FRIED CHICKEN PTY. LIMITED



                                      AND



                          COLLINS FOODS INTERNATIONAL

                                  PTY. LIMITED

      AGREEMENT dated               day of                           1996



BETWEEN: KENTUCKY FRIED CHICKEN PTY LIMITED, A.C.N. 000 587 780 having its registered office at 20 Rodborough Road, Frenchs Forest, NSW, 2086 ("PRI")



AND: COLLINS FOODS INTERNATIONAL PTY. LIMITED, ARBN 009 980 250, a Nevada corporation having its principal executive office at 12655 West Jefferson Boulevard, Los Angeles, California, 90066 and its registered Australian office at 16 Edmondstone Street, Newmarket, Queensland, 4051 ("Franchisee")



BACKGROUND FACTS:


PRI and Franchisee have agreed to vary the terms of their franchise relationship on the following terms and conditions.


THE PARTIES AGREE:


1.   DEFINITIONS


1.1  In this Agreement, unless the context requires otherwise:

     "CO-OP AGREEMENT DATE" means the date of execution by Franchisee of the agreement establishing the National Ad Co-op.

     "CPI INDEXED" means adjusted in line with the percentage increase in the Consumer Price Index (All Groups - Sydney) from the Effective Date.

     "DEVELOPMENT AGREEMENT" means the development agreement executed by the parties contemporaneously with this Agreement.

     "EFFECTIVE DATE" means the earlier of the date of execution of this Agreement or 30 September, 1996.

     "FORMER FRANCHISE AGREEMENTS" means the agreements documenting the pre-existing franchise arrangements between PRI and Franchisee in respect of the Outlets.

     "FRANCHISE AGREEMENT" means a franchise agreement in the form of the agreement set out in Schedule 3.

     "NATIONAL AD CO-OP" means the national advertising co-operative which PRI intends to establish after the Effective Date.

     "OUTLETS" means the 93 KFC outlets listed in Schedules 1 and 2.

1.2 All other capitalised terms in this Agreement will have the meanings specified in Schedule A of the Franchise Agreement.

2.   PAYMENT

     In consideration of the rights and benefits granted by PRI under this Agreement, Franchisee will pay to PRI the sum of $A836,000 on the date of execution of this Agreement. The operation of this Agreement is subject to and conditional upon this payment.

3.   FRANCHISE AGREEMENTS

3.1 As from the Effective Date, PRI will grant to Franchisee and Franchisee will accept 93 single-site franchises to operate the Outlets on the terms and conditions of the Franchise Agreement.

3.2 Upon the execution of this Agreement, a Franchise Agreement will be deemed to have been executed in respect of each Outlet. Schedule B of the Franchise Agreement will be deemed to be completed in respect of each Outlet as follows:

          (a) the Outlet address will be as specified in Schedule 1 or Schedule 2 (whichever is applicable);

          (b) the Term and the Renewal Term will be as specified in Schedule 1 or Schedule 2 (whichever is applicable); and

          (c) the Date of Grant will be the Effective Date.

3.3 The Franchise Agreement for each Outlet will be deemed to be amended as set out in Clauses 4, 5, 6 and 7 for the currency of its term.

4.   ADVERTISING CONTRIBUTIONS

     Notwithstanding the provisions of Clause 6.1 of the Franchise Agreement:

          (a) The operation of Clauses 6.1(a) and 6.1(b) of the Franchise Agreement will be suspended between the Effective Date and the earlier of the Co-Op Agreement Date and 1 February 1996 and, during this suspension period, Franchisee will continue to spend, on local advertising and promotions, the amount currently spent by Franchisee on local and national advertising and promotions; and

          (b) As from the Co-Op Agreement Date, Clause 6.1(a) of the Franchise Agreement will be deleted.

5.   TRANSFER FEE

     Notwithstanding the Transfer Fee payable under the Franchise Agreement for each Outlet, in the event of a PRI approved sale by Franchisee of its interests under one or more of the Franchise Agreements prior to 30 September, 2019, the Transfer Fees payable by Franchisee to PRI will be as follows:

          (a) in the event of a sale prior to 1 December, 1996: $35,000 per Outlet up to a total cumulative cap of $2.5 million; or

          (b) in the event of a sale on or after 1 December, 1996 and prior to 30 September, 2019: $35,000 CPI Indexed per Outlet up to a total cumulative cap of $3.5 million CPI

          Indexed.

6.   COMPETITIVE BUSINESS APPROVALS

6.1 PRI acknowledges that, as a result of the ownership, operation and licensing of a number of existing "Sizzler" and "The Italian Oven" restaurants in Australia by one or more of Franchisee's Affiliated Companies, Franchisee may directly or indirectly have an interest or be engaged in businesses involving the preparation, marketing or sale of food products covered by Clause 13(a) of the Franchise Agreement.

6.2 Pursuant to Clause 13(a) of the Franchise Agreement, as from the Effective Date, the following approvals will apply:

          (a) PRI approves the current involvement of Franchisee's Affiliated Companies in the existing Sizzler Restaurants in Australia and waives any right under Clause 13(a) to disapprove any preparation, marketing or sale of food products in connection with the ownership, operation, licensing and/or management by Franchisee and/or its Affiliated Companies of any new Sizzler Restaurants in Australia, or the alteration, remodelling or repositioning of any existing Sizzler Restaurants in Australia, provided that such new or altered, remodelled, or repositioned restaurants do not predominantly involve the preparation, marketing or sale of any one of the following food types (each a "Designated Product"): pizza and pasta collectively; chicken; Mexican; or burgers.

               For the purpose of this provision, a "Sizzler Restaurant" is any restaurant operated in whole or in part under the "Sizzler" mark (including but not limited to Sizzler Steak Seafood, Salad, Sizzler Cafe, Sizzler Express, Sizzler Flame Grill), whether or not in association with other marks, provided that the association with the other marks is not of itself covered by Clause 13(a) of the Franchise Agreement.

               For the purpose of this provision, a Sizzler Restaurant shall not be "predominantly" involved in the preparation, marketing or sale of a Designated Product so long as gross sales of that Designated Product do not exceed 50% of the gross food sales, excluding beverage sales, of that restaurant.

          (b) PRI grants Franchisee a 3 year limited approval in respect of its current involvement in Australia in the "The Italian Oven" business, on the basis that Franchisee agrees to divest its interest in that business to an entity other than an Affiliated Company within 3 years from the Effective Date. Franchisee acknowledges that if Franchisee has failed to so divest its interest in that business within 3 years from the Effective Date, Franchisee will be in breach of the Franchise Agreement and any new franchise agreements and, without prejudice to any other rights and remedies PRI may have, it will be PRI's intention to terminate all franchise agreements relating to the new KFC outlets opened by Franchisee from the Effective Date.

7.   UPGRADES

     In the event of PRI requiring Franchisee, pursuant to Clause 4 of the Franchise Agreement, to implement an upgrade or renovation of the Outlets which is similarly to be implemented by PRI across any KFC outlets operated by PRI in Australia, PRI will not require any such upgrade or renovation to be implemented by Franchisee across the Outlets within a period which involves a rate of implementation faster than the rate of implementation by PRI across any PRI company-operated stores.

8.   TACO BELL

     During the currency of the Development Agreement, subject to Franchisee not being in default of any term or condition of the Franchise Agreement or the Development Agreement, Franchisee will have a first right of refusal in respect of TACO BELL in Queensland as follows:

          (a) PRI will not itself commence developing, or franchise to a third party the right to develop, TACO BELL in Queensland without first offering to Franchisee in writing the right to develop TACO BELL under the terms of PRI's then current franchise agreement and/or development agreement, including the then current fees applicable to the type of development opportunity being offered;

          (b) Franchisee will have 90 days from its receipt of the written offer to accept the offer by executing and delivering to PRI the franchise agreement and/or development agreement and any other documents required by PRI;

          (c) If Franchisee fails to accept PRI's offer pursuant to paragraph
          (b), PRI will be entitled itself or by franchise to a third party to pursue the development of TACO BELL in Queensland.


9.   DUAL-BRANDED OUTLETS

     During the currency of the Development Agreement, subject to Franchisee not being in default of any term or condition of the Franchise Agreement or the Development Agreement, PRI will give Franchisee 90 days notice before opening any "dual-branded" outlet under the KFC and PIZZA HUT brands in Queensland.

10.  TERMINATION AND RELEASE OF FORMER FRANCHISE AGREEMENTS

     The parties agree that the Former Franchise Agreements will be terminated with effect on and from the Effective Date. Each party hereby releases and forever discharges the other party from and against all actions, claims, damages and liabilities which it may have against the other party arising out of the Former Franchise Agreements, provided that PRI's release of Franchisee is subject to and conditional upon payment by Franchisee of all fees and other amounts payable by Franchisee to PRI in respect of the Outlets up to and including the Effective Date.

11.  TERM AND TERMINATION OF THIS AGREEMENT

11.1 The term of this Agreement will commence on the Effective Date and will continue until the expiration or termination of the last operative Franchise Agreement in respect of an Outlet, unless earlier terminated pursuant to Clause 11.2.

11.2 PRI may terminate this Agreement by notice to Franchisee effective immediately upon receipt if any of the following events occur:

     (a)  Franchisee breaches any term or condition of this Agreement; or

     (b) any of the Franchise Agreements in respect of the Outlets or any other franchise agreement between PRI and Franchisee is terminated for any reason.

11.3 The provisions of Clauses 5, 6 and 7 will survive the expiration of this Agreement, and Clauses

     6.1 and 6.2 (a) will survive the termination of this Agreement, in respect of and during the currency of the Franchise Agreements between PRI and Franchisee still in existence at the time of expiration or termination.

12.  TRANSFER

12.1 Except as specified in Clause 12.2, Franchisee may not transfer or assign this Agreement to any other party without PRI's prior written approval, which may be withheld in PRI's sole discretion.

12.2 In the event of an approved transfer by Franchisee of all the KFC outlets operated by Franchisee to a single transferee in a single transaction, Franchisee may transfer this Agreement, subject to compliance by Franchisee with, and PRI granting approval pursuant to, Clause 14 of the Franchise Agreement.

13.  MISCELLANEOUS

13.1 Nothing in this Agreement applies to any KFC outlet developed by Franchisee pursuant to the Development Agreement, or renewed by PRI after the Effective Date and during the currency of the Development Agreement, except Clauses 5, 6 and 7.

13.2 This Agreement, the Development Agreement and the Franchise Agreements constitute the entire agreement between the parties with respect to their subject matter and supersede all prior negotiations, agreements or understandings.

13.3 This Agreement will inure to the benefit of PRI, its successors and assigns and may be transferred or assigned by PRI to any party without Franchisee's prior approval.

13.4 The terms and conditions of this Agreement may be changed only in writing signed by both parties.

13.5 This Agreement will be governed by and construed in accordance with the law of New South Wales and the parties submit to the non-exclusive jurisdiction of the courts of New South Wales.

13.6 The currency of the amounts referred to in this Agreement will be Australian dollars.

13.7 References to clauses and schedules are to clauses and schedules of this Agreement and the Schedules form part of this Agreement.

13.8 Any notice or other communication required or permitted under this Agreement will be in writing and properly addressed to the addressee at the address specified in this Agreement (or any other address notified by the addressee) and will be deemed received by the addressee on the earlier of the date of delivery, the date of transmission if sent by facsimile with receipt confirming completion of transmission, or 3 days after the date of posting if sent by pre-paid security or registered post.

EXECUTED AS AN AGREEMENT


THE COMMON SEAL of KENTUCKY    )
FRIED CHICKEN PTY LIMITED was  )
affixed in the presence of:    )

/s/ John                            /s/ Peter Hearle
---------------------------         ---------------------------
Secretary                           Director



THE COMMON SEAL of             )
COLLINS FOODS INTERNATIONAL    )
PTY. LIMITED was affixed in    )
the presence of:               )

/s/ David J. Barton                 /s/ Kevin Perkins
--------------------------          ---------------------------
Secretary                           President

                            SCHEDULE 1 - 63 OUTLETS

       OUTLET                                          TERM                              RENEWAL TERM
MACKAY, Nebo Rd & George Street         23 years commencing on the Date of Grant             Nil

MT ISA, Marion & Simpson Streets        23 years commencing on the Date of Grant             Nil

CABOOLTURE, Morayfield Rd,
 Morayfield                             23 years commencing on the Date of Grant             Nil

BUNDABERG, 263 Bourbong Street          23 years commencing on the Date of Grant             Nil

TOOWOOMBA 3, Ruthuen & Stennar          23 years commencing on the Date of Grant             Nil
 Streets

CAIRNS, Martyn & Mulgrave Roads         23 years commencing on the Date of Grant             Nil

TOWNSVILLE 2 (GARBUTT), Ingham Rd &
 Douglas Street                         23 years commencing on the Date of Grant             Nil

IPSWICH (BOOVAL), Brisbane Rd &
 Station St                             23 years commencing on the Date of Grant             Nil

LOGAN CITY, Cnr. Wembley & Maves
 Roads, Woodridge                       23 years commencing on the Date of Grant             Nil

TOOWOOMBA 2 (WILSONTON), Cnr.
 Bridge & Erin Streets                  22 years commencing on the Date of Grant             Nil

NERANG (GOLD COAST), Hinkler Drive      22 years commencing on the Date of Grant             Nil

SPRINGWOOD, Dennis St & Pacific
 Highway                                22 years commencing on the Date of Grant             Nil

TOWNSVILLE 3 (CRANBROOK), Cnr. Ross     22 years commencing on the Date of Grant             Nil
 River Rd & Alice Street, Cranbrook

STRATHPINE, Cnr Station & Woodford
 Roads                                  22 years commencing on the Date of Grant             Nil

ROCKHAMPTON 2 - STH, Cnr George &
 Archer Streets                         22 years commencing on the Date of Grant             Nil

INNISFALL, 121 Edit Street              22 years commencing on the Date of Grant             Nil

EARLVILLE (CAIRNS 2), 532 Mulgrave Rd   22 years commencing on the Date of Grant             Nil

REDBANK, Redbank Plaza Shopping         22 years commencing on the Date of Grant             Nil
 Centre

ANNERLEY, 594-600 Ipswich Rd            21 years commencing on the Date of Grant             Nil

MAROOCHYDORE, Cnr Aerodrome & First     21 years commencing on the Date of Grant             Nil
 Ave

CLAYFIELD, Sandgate Rd                  21 years commencing on the Date of Grant             Nil

NAMBOUR, Cnr Currie & Arundel Drive     21 years commencing on the Date of Grant             Nil

KEDRON, Gympie & Broughton Streets      21 years commencing on the Date of Grant             Nil

ASPLEY, Bruce Highway                   21 years commencing on the Date of Grant             Nil

BRASSALL, 68 Hunter Street, Brassall    21 years commencing on the Date of Grant             Nil

LOGANLEA (MARSDEN), 92 Chambers
 Flat Rd                                21 years commencing on the Date of Grant             Nil

                            SCHEDULE 1 - 63 OUTLETS

BROWNS PLAINS, Grand Plaza Shopping
 Centre, 25 Browns Plains Rd            21 years commencing on the Date of Grant             Nil

BEENLEIGH, Beenleigh Plaza City Rd      20 years commencing on the Date of Grant             Nil

WYNNUM, Cnr. Wynnum Rd & Capri Lane     20 years commencing on the Date of Grant             Nil

GLADSTONE, 57 Dawson Rd                 20 years commencing on the Date of Grant             Nil

ROCKHAMPTON 1 (NORTH), Elizabeth        20 years commencing on the Date of Grant             Nil
Drive

GREENSLOPES, Logan Rd                   20 years commencing on the Date of Grant             Nil

WARWICK, Cnr. Wood & Gay Streets        20 years commencing on the Date of Grant             Nil

SUNNYBANK, Mains Road & McCullough
 Street                                 20 years commencing on the Date of Grant             Nil

GYMPIE, Cnr Wickham & Channon
 Streets                                20 years commencing on the Date of Grant             Nil

DALBY, Cnr. Drayton & Pratten
 Streets                                20 years commencing on the Date of Grant             Nil

TOWNSVILLE (HERMIT PARK), Charters
 Towers Rd                              19 years commencing on the Date of Grant             Nil

GROVERLY, 161 Dawson Parade             19 years commencing on the Date of Grant             Nil

KELVIN GROVE, Kelvin Grove & Park
 Streets                                19 years commencing on the Date of Grant             Nil

MARGATE (REDCLIFFE), Oxley Street       19 years commencing on the Date of Grant             Nil

BENOWA, Benowa Gds, Shop Ctr, Cnr,
 Benowa & Ashmore Rds                   19 years commencing on the Date of Grant             Nil

CENTENARY, Centenary Shop, Ctr. 171
 Dandenong Rd, Mt Ommaney               19 years commencing on the Date of Grant             Nil

ROMA, Cnr. Quinton & Bowden Streets     19 years commencing on the Date of Grant             Nil

CLEVELAND, Shore St. Cleveland          19 years commencing on the Date of Grant             Nil

SMITHFIELD, Cnr McGregor & Captain
 Cook Hwy, Smithfield, Cairns           19 years commencing on the Date of Grant             Nil

DEAGON, 8 Braun Street                  18 years commencing on the Date of Grant             Nil

AYR, 212 Queen Street                   18 years commencing on the Date of Grant             Nil

CAPALABA, Cnr. Old Cleveland Rd &
 Dollery Street                         18 years commencing on the Date of Grant             Nil

TOOWOOMBA 1, Cnr. Margaret & Pugh
 Streets                                18 years commencing on the Date of Grant             Nil

CALOUNDRA, 73 B Bowman Road             18 years commencing on the Date of Grant             Nil

MORNINGSIDE, 583 Wynnum Rd              18 years commencing on the Date of Grant             Nil

INGHAM, 82 Herbert Street               18 years commencing on the Date of Grant             Nil

                                      -9-

EMERALD, Emerald Vil Shop Ctre. Cnr
 Curt St & Hospital Rd                  18 years commencing on the Date of Grant             Nil

RUNAWAY BAY, Runaway Bay Shop Centre    18 years commencing on the Date of Grant             Nil

KALLANGUR, Anzac Ave                    17 years commencing on the Date of Grant             Nil

PALM BEACH, The Pines Shopping
 Centre, Elanora                        17 years commencing on the Date of Grant             Nil

ACACIA RIDGE, Cnr. Beaudesert Rd &
 O'Connell Street                       17 years commencing on the Date of Grant             Nil

BEAUDESERT, Brisbane Street             17 years commencing on the Date of Grant             Nil

MAREEBA, 114 Byrnes Street              17 years commencing on the Date of Grant             Nil

COOLANGATTA, Showcase Shop. Ctr.
 Marine Parade                          17 years commencing on the Date of Grant             Nil

MACKAY 2 (MT PLEASANT), Mt.
 Pleasant Shopping Centre, Phillip
 Street                                 17 years commencing on the Date of Grant             Nil

DECEPTION BAY, Cnr Park & Deception
 Bay Roads                              17 years commencing on the Date of Grant             Nil

MT. GRAVATT, Logan Road & Creighton
 Street                                 17 years commencing on the Date of Grant             Nil

                       SCHEDULE 3 - FRANCHISE AGREEMENT

               OUTLET                                  TERM                                RENEWAL TERM
KENMORE, 906 Moggill Rd                  8 years commencing on the Date of Grant             12 years

MIAMI, Gold Coast Hwy, & Oak Street      8 years commencing on the Date of Grant             12 years

BILOELA, 10 Gladstone Road               8 years commencing on the Date of Grant             12 years

HERVEY BAY, Cnr. Torquay Road &
 Taylor Streets                          8 years commencing on the Date of Grant             12 years

SOUTHPORT, 3 Frank Street                8 years commencing on the Date of Grant             12 years

EVERTON PARK, Cnr. Strathpine &
 Griffin                                 8 years commencing on the Date of Grant             12 years

HELENSVALE, Lot 18, Siganto Drive        9 years commencing on the Date of Grant             11 years

MERMAID BEACH, 2505-2516 Gold Coast
 Highway                                 9 years commencing on the Date of Grant             11 years

CHARTERS TOWERS, 58 Gill Street          9 years commencing on the Date of Grant             11 years

INDOOROOPILLY 1, Standford & Mogill
 Roads                                   9 years commencing on the Date of Grant             11 years

KINGAROY, Cnr Young & Alfred Streets     9 years commencing on the Date of Grant             11 years

MARYBOROUGH, Cnr Walker & Ferry
 Streets                                 9 years commencing on the Date of Grant             11 years

NOOSA, 5 Sunshine Beach Rad             10 years commencing on the Date of Grant             10 years

SURFERS PARADISE, Pacific Highway       10 years commencing on the Date of Grant             10 years

MORANBAH, Moranbah Fair Shopping
 Centre, Moranbah                       10 years commencing on the Date of Grant             10 years

YEPPOON, Cnr. Adelaide St &
 Normanby Road                          10 years commencing on the Date of Grant             10 years

SUNNYBANK FOOD COURT, Shop 107,
 Sunnybank Plaza. Cnr. Mains &
 McCullough                             10 years commencing on the Date of Grant             10 years

AUSTRALIA FAIR, Aust Fair Shop
 Ctr., Southport, Gold Coast            10 years commencing on the Date of Grant             10 years


LOGANHOLME, Pacific Hwy & Bryants
 Road                                   11 years commencing on the Date of Grant              9 years

TRANSIT CENTRE, Shop 3.01, A
 Foodcourt, Roma Street, Brisbane       11 years commencing on the Date of Grant              9 years

CAPALABA, Central F/C, Shop F8,
 Capalaba, Moreton Bay Road             11 years commencing on the Date of Grant              9 years

WATERFRONT PLACE, Shop 8,
 Waterfront Pl, Eagle Street,
 Brisbane                               11 years commencing on the Date of Grant              9 years

ROBINA, Shop TG4.57 Robina Town
 Centre, Robina Parkway, Robina         11 years commencing on the Date of Grant              9 years

KANGAROO POINT, 6000 Main Street        11 years commencing on the Date of Grant              9 years

                       SCHEDULE 3 - FRANCHISE AGREEMENT

MYER CENTRE, Cinema Lev Myer Ctr,
 Albert Street, Brisbane                12 years commencing on the Date of Grant              8 years

NATHAN PLAZA, Shop 164, S'land Shop
 Cent. Ross River Rd, Townsville        12 years commencing on the Date of Grant              8 years

EARLVILLE FOOD COURT, Earlville
 Shopping Centre, Earlville             12 years commencing on the Date of Grant              8 years

INDOOROOPILLY 2, Shop 228, F/C
 Westfield Shop Twn, 318 Moggill
 Road                                   12 years commencing on the Date of Grant              8 years

PACIFIC FAIR, Shop 363, Pac Fair
 Nerang - Broadbeach Rad, Broadbeach    12 years commencing on the Date of Grant              8 years

TOOMBUL, Shop 161, Westfield
 Shopping Centre, Landpate Road         12 years commencing on the Date of Grant              8 years